UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS.
John Hancock

Income Fund

Annual report 5/31/15

A message to shareholders

Dear fellow shareholder,

Despite improving economic conditions in many developed countries and continued central bank stimulus, global market volatility recently crept up. European markets were shaken by the ongoing debt crisis in Greece, including that country's default on debt payments and subsequent vote to reject the terms of a bailout package from European creditors.

In the bond market, yields rose from recent lows as the U.S. labor market showed some signs of strength. The low levels of returns currently offered by most bond markets mean there is little cushion against falling prices, and, as a result, many fixed-income investors have experienced negative total returns for the first time since 2013. A stronger domestic economy has increased the chances that the U.S. Federal Reserve will raise short-term interest rates.

While the economic picture in many developed countries is improving—and many central banks continue to apply stimulus—we may be in for a period of rising market volatility as investors adjust to the idea of a more normalized monetary policy in the United States. Unpleasant as they are, these pullbacks can ultimately be beneficial to the long-term health of the markets, resetting valuations and investor expectations on a more realistic trajectory.

The near-term challenge, particularly for fixed-income investors, will be maintaining the discipline to stick to a well-constructed long-term financial plan in the face of short-term market dynamics. As always, we recommend that your first course of action be a conversation with your financial advisor. We also believe investors can be well served by owning broadly diversified asset allocation funds or by adding alternative strategies such as absolute return funds to a diversified portfolio.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of May 31, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
31	Financial highlights
41	Notes to financial statements
52	Auditor's report
53	Tax information
54	Trustees and Officers
58	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/15 (%)

Class A shares (without sales charge)
Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
1.30
3.03
1.12
4.95
2.21
4.99
6.12
3.90
6.23
6.23
4.61
5.83
1 year
3 year
5 year
10 year

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectuses.

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Higher-quality bonds performed well

Accommodative policies from the world's central banks, geopolitical turmoil, and slower global growth drove fixed-income yields lower, aiding the performance of higher-quality bonds.

Economically sensitive securities lagged

Economic weakness in many regions of the globe led to weaker returns for securities that tend to be more sensitive to economic developments, such as high-yield and emerging-market bonds.

Scaled back on credit risk

We took steps to reduce the fund's overall credit risk and position the fund in market segments where we saw the most compelling risk/reward trade-offs.

PORTFOLIO COMPOSITION AS OF 5/31/15 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a broader portfolio. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Certain market conditions, including reduced trading volume, heightened volatility, or rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The use of hedging and derivatives transactions could produce disproportionate gains or losses and may increase volatility and costs. Please see the fund's prospectuses for additional risks.

Discussion of fund performance

An interview with Portfolio Manager Daniel S. Janis III, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Daniel S. Janis III
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment over the last 12 months?

The past year was characterized by widely divergent trajectories for economic growth and monetary policy between the United States and rest of the world. The U.S. economy continued on a positive growth track, exemplified by its fastest quarterly growth rate in 11 years during the third quarter of 2014. Despite a slowdown toward the end of the one-year period, the U.S. economy remained one of the strongest among developed nations. In response, the U.S. Federal Reserve (Fed) ended its quantitative easing program in late 2014 and signaled its intention to raise its short-term interest-rate target for the first time in nearly a decade.

In contrast, economic activity in Europe and Asia, as well as most emerging markets, remained weak during the one-year period. As a result, many of the world's central banks took more aggressive actions to stimulate economic growth, including interest-rate cuts and quantitative easing measures.

In this environment, yields on government debt and other higher-quality bonds fell worldwide, leading to positive performance for these sectors of the global fixed-income markets. At the same time, economic weakness in many regions of the globe led to weaker returns for asset categories that tend to be more sensitive to economic developments, such as high-yield and emerging-market bonds. The relative strength of the U.S. economy also fed through to the currency markets, leading to a sharp rally in the U.S. dollar relative to both developed- and emerging-market currencies.

How did this environment affect fund performance during the period?

The fund posted a positive return for the one-year period but trailed its benchmark, the Barclays U.S. Aggregate Bond Index. The most significant factor was our decision to keep the fund's duration (a measure of interest-rate sensitivity) shorter than that of the benchmark. The basis for the shorter fund duration was our expectation that improving economic growth and tighter Fed policy would lead to a gradual uptick in global bond yields. However, yields remained low during the period due to a variety of factors, including central bank policy around the world, geopolitical turmoil, and slower global growth. The fund's shorter duration meant that it did not participate fully in the rally in higher-quality bonds.

We increased the fund's duration somewhat in late 2014, but it remained short of the benchmark's duration throughout the period. As of May 31, 2015, the fund's duration was 3.4 years, compared with 5.5 years for the index.

The underperformance of economically sensitive sectors, such as high-yield and emerging-market bonds, also created headwinds for fund performance. We were able to mitigate some of the downside risk by adjusting the fund's holdings in these sectors during the reporting period.

Can you describe the adjustments you made to the fund's positioning?

Given the slowdown in global economic growth and increase in market volatility during the period, we made a decision to lower the fund's overall credit risk. For example, we lowered the fund's position in bonds rated CCC and B (the lowest rating categories) in favor of bonds rated BB and above. In addition, we emphasized defensive sectors over more economically sensitive market segments.

In early 2015, we went a step further and reduced the fund's exposure to high-yield securities, as well as its position in term loans. We rotated the proceeds into investment-grade corporate bonds with relatively short maturities, improving the fund's liquidity as well as its credit quality. We think this liquidity will be important going forward as divergent economic growth and central bank policies lead to continued volatility in the global fixed-income and currency markets. We want to be in a position to take advantage of opportunities that arise from this volatility, and owning some short-term, highly liquid securities will allow us to do so.

COUNTRY COMPOSITION AS OF 5/31/15 (%)

United States	66.0
Canada	8.1
Australia	5.0
New Zealand	3.4
Singapore	2.6
Mexico	2.4
Philippines	2.2
Sweden	1.6
Luxembourg	1.5
Norway	1.5
Other Countries	5.7
Total	100.0
As a percentage of net assets.

What about the fund's position in emerging-market bonds?

We reduced the fund's weighting in emerging-market bonds and avoided higher-risk markets, focusing instead on countries with the strongest economic prospects. We also sought to minimize currency risk by reducing local currency exposure and maintaining positions only in those currencies that we believed were supported by economic fundamentals. As was the case with our adjustments to the high-yield component of the portfolio, these efforts at risk management paid off by dampening the volatility of the emerging-market bonds held in the portfolio.

Can you talk a little more about the fund's positioning in the global currency markets?

We chose to hedge against currency exposure in many of the fund's non-U.S. bond holdings, which helped offset the impact of the weakness in foreign currencies versus the U.S. dollar. Furthermore, we actively positioned the fund to benefit from the U.S. dollar's strength using short positions in foreign currencies such as the euro and the Canadian dollar. Our currency strategy was executed using forward currency contracts and options.

QUALITY COMPOSITION AS OF 5/31/15 (%)

What other factors aided fund performance during the period?

Our sector allocation decisions generally contributed positively to fund performance. The fund's exposure to term loans, mortgage-backed securities, and convertible bonds helped performance as these markets outperformed during the reporting period. As mentioned previously, we reduced the fund's position in term loans in early 2015, but loans still made up 7.7% of net assets as of the end of the reporting period.

How would you characterize the fund's positioning as of the end of the reporting period?

The fund's positioning reflects our effort to take advantage of specific relative value opportunities rather than a broad market rally. We believe this is more appropriate in an environment where longer-term bond yields are unlikely to fall much further, but where many factors remain supportive of bond market performance. For example, global growth remains slow, inflation is tame, the world's central banks remain accommodative, and investors continue to exhibit demand for yield.

We therefore believe that the optimal approach is to focus on specific opportunities where the risk/reward trade-off is favorable, while managing the risks of both rising interest rates and continued strength in the U.S. dollar.

MANAGED BY

Daniel S. Janis III On the fund since 1999 Investing since 1984
Thomas C. Goggins On the fund since 2009 Investing since 1989
Kisoo Park On the fund since 2015 Investing since 1986

The views expressed in this report are exclusively those of Daniel S. Janis III, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2015

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-15	as of 5-31-15
Class A	-2.76	5.27	5.80	29.27	75.75	2.82	2.81
Class B	-4.30	5.02	5.65	27.77	73.18	2.23	2.23
Class C	-0.39	5.38	5.49	29.98	70.71	2.24	2.23
Class I2	1.76	6.51	6.61	37.09	89.70	3.26	3.25
Class R1[2]	1.11	5.87	5.91	32.98	77.51	2.59	2.59
Class R2[2,3]	1.35	6.14	6.18	34.68	82.21	2.85	2.84
Class R3[2,3]	1.20	5.94	5.95	33.44	78.22	2.71	2.71
Class R4[2,3]	1.62	6.32	6.30	35.86	84.19	3.09	2.98
Class R5[2,3]	1.66	6.53	6.56	37.21	88.79	3.29	3.28
Class R6[2,3]	1.87	6.62	6.71	37.78	91.48	3.54	3.51
Index†	3.03	3.90	4.61	21.07	56.93	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.86	1.56	1.56	0.53	1.19	0.94	1.09	0.79	0.48	0.44
Net (%)	0.86	1.56	1.56	0.53	1.19	0.94	1.09	0.69	0.48	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-05	17,318	17,318	15,693
Class C4	5-31-05	17,071	17,071	15,693
Class I2	5-31-05	18,970	18,970	15,693
Class R1[2]	5-31-05	17,751	17,751	15,693
Class R2[2,3]	5-31-05	18,221	18,221	15,693
Class R3[2,3]	5-31-05	17,822	17,822	15,693
Class R4[2,3]	5-31-05	18,419	18,419	15,693
Class R5[2,3]	5-31-05	18,879	18,879	15,693
Class R6[2,3]	5-31-05	19,148	19,148	15,693

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower values.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R3, Class R4, and Class R5 shares were first offered on 5-21-09; Class R6 shares were first offered 9-1-11; Class R2 shares were first offered on 3-1-12. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R3, Class R4, Class R5, Class R6, and Class R2 shares, as applicable.
4	The contingent deferred sales charge is not applicable.

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,012.20	$3.96	0.79%
Class B	1,000.00	1,008.70	7.46	1.49%
Class C	1,000.00	1,008.70	7.46	1.49%
Class I	1,000.00	1,013.80	2.31	0.46%
Class R1	1,000.00	1,012.00	5.72	1.14%
Class R2	1,000.00	1,013.20	4.17	0.83%
Class R3	1,000.00	1,010.90	5.21	1.04%
Class R4	1,000.00	1,014.50	3.16	0.63%
Class R5	1,000.00	1,014.00	2.16	0.43%
Class R6	1,000.00	1,015.80	1.71	0.34%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2015, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2014, with the same investment held until May 31, 2015. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 12-1-2014	Ending value on 5-31-2015	Expenses paid during period ended 5-31-2015[1]	Annualized expense ratio
Class A	$1,000.00	$1,021.00	$3.98	0.79%
Class B	1,000.00	1,017.50	7.49	1.49%
Class C	1,000.00	1,017.50	7.49	1.49%
Class I	1,000.00	1,022.60	2.32	0.46%
Class R1	1,000.00	1,019.20	5.74	1.14%
Class R2	1,000.00	1,020.80	4.18	0.83%
Class R3	1,000.00	1,019.70	5.24	1.04%
Class R4	1,000.00	1,021.80	3.18	0.63%
Class R5	1,000.00	1,022.80	2.17	0.43%
Class R6	1,000.00	1,023.20	1.72	0.34%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Fund's investments

As of 5-31-15
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 45.0%					$1,448,721,008
(Cost $1,438,425,225)
Consumer discretionary 8.5%					273,549,210
Auto components 0.7%
Johnson Controls, Inc.	5.500	01-15-16		2,560,000	2,634,861
The Goodyear Tire & Rubber Company	7.000	05-15-22		16,575,000	18,149,625
The Goodyear Tire & Rubber Company	8.750	08-15-20		2,495,000	3,000,238
Automobiles 1.1%
FCA US LLC	8.250	06-15-21		2,600,000	2,871,700
Ford Motor Company	4.750	01-15-43		8,800,000	8,910,009
Ford Motor Company	6.625	10-01-28		9,828,000	12,289,049
General Motors Financial Company, Inc.	4.375	09-25-21		7,655,000	7,972,866
Volkswagen International Finance NV (S)	1.150	11-20-15		2,685,000	2,693,619
Hotels, restaurants and leisure 0.4%
Arcos Dorados Holdings, Inc. (S)	10.250	07-13-16	BRL	11,146,000	3,226,998
New Red Finance, Inc. (S)	4.625	01-15-22		8,610,000	8,620,763
Internet and catalog retail 0.6%
QVC, Inc.	4.450	02-15-25		10,305,000	10,209,988
QVC, Inc.	5.950	03-15-43		8,760,000	8,488,957
Media 3.9%
21st Century Fox America, Inc.	6.200	12-15-34		5,645,000	6,810,004
Cablevision Systems Corp.	8.000	04-15-20		6,700,000	7,370,000
Cablevision Systems Corp.	8.625	09-15-17		4,905,000	5,438,419
CBS Corp.	3.500	01-15-25		15,850,000	15,422,145
CCO Holdings LLC	5.750	01-15-24		18,485,000	19,039,550
CCO Holdings LLC	7.000	01-15-19		1,402,000	1,457,204
Cox Communications, Inc.	5.500	10-01-15		3,555,000	3,611,048
DISH DBS Corp.	5.000	03-15-23		9,145,000	8,847,788
DISH DBS Corp.	5.875	07-15-22		1,940,000	1,978,800
DISH DBS Corp.	7.875	09-01-19		10,135,000	11,452,550
Lamar Media Corp.	5.000	05-01-23		4,515,000	4,582,725
LIN Television Corp. (S)	5.875	11-15-22		4,760,000	4,879,000
Scripps Networks Interactive, Inc. (C)	3.950	06-15-25		7,150,000	7,168,597
Sirius XM Radio, Inc. (S)	5.250	08-15-22		3,175,000	3,349,625
Sirius XM Radio, Inc. (S)	5.875	10-01-20		8,905,000	9,272,331
The Walt Disney Company	1.350	08-16-16		12,435,000	12,534,269
Virgin Media Secured Finance PLC	5.250	01-15-21		2,210,000	2,359,175
Multiline retail 0.2%
Macy's Retail Holdings, Inc.	7.875	08-15-36		6,800,000	7,301,310
Specialty retail 1.4%
L Brands, Inc.	5.625	10-15-23		13,385,000	14,690,038

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Specialty retail (continued)
L Brands, Inc.	6.950	03-01-33		8,800,000	$9,614,000
The Home Depot, Inc.	5.400	03-01-16		8,663,000	8,981,859
The Men's Wearhouse, Inc. (S)	7.000	07-01-22		9,910,000	10,504,600
Textiles, apparel and luxury goods 0.2%
PVH Corp.	4.500	12-15-22		7,700,000	7,815,500
Consumer staples 3.3%					105,603,401
Beverages 1.2%
Anheuser-Busch InBev Worldwide, Inc.	9.750	11-17-15	BRL	14,550,000	4,475,097
Constellation Brands, Inc.	3.750	05-01-21		6,920,000	6,963,250
Constellation Brands, Inc.	4.250	05-01-23		11,075,000	11,185,750
The Coca-Cola Company	1.500	11-15-15		6,175,000	6,207,264
The Coca-Cola Company	1.800	09-01-16		8,653,000	8,769,374
Food and staples retailing 0.4%
Walgreens Boots Alliance, Inc.	3.800	11-18-24		11,315,000	11,325,602
Food products 1.2%
HJ Heinz Company	4.250	10-15-20		12,110,000	12,397,613
HJ Heinz Company (S)	4.875	02-15-25		9,620,000	10,365,550
JBS Investments GmbH (S)	7.750	10-28-20		2,820,000	3,130,200
Post Holdings, Inc. (S)	6.750	12-01-21		10,185,000	10,083,150
Tyson Foods, Inc.	6.600	04-01-16		3,220,000	3,364,176
Household products 0.3%
Kimberly-Clark Corp. (S)	4.279	12-21-15		9,815,000	10,019,976
Tobacco 0.2%
Altria Group, Inc.	4.125	09-11-15		7,245,000	7,316,399
Energy 1.2%					37,207,065
Oil, gas and consumable fuels 1.2%
Ecopetrol SA	4.250	09-18-18		1,280,000	1,350,400
Ecopetrol SA	5.875	09-18-23		3,710,000	3,986,395
Exxon Mobil Corp.	2.709	03-06-25		12,745,000	12,637,713
Petroleos Mexicanos	6.000	03-05-20		2,685,000	3,033,513
Petroleos Mexicanos (S)	7.650	11-24-21	MXN	91,098,500	6,057,714
The Williams Companies, Inc.	4.550	06-24-24		9,930,000	10,141,330
Financials 12.2%					392,060,067
Banks 8.6%
ANZ National International, Ltd.	2.950	07-27-15	SGD	11,000,000	8,176,376
Asian Development Bank	5.000	03-09-22	AUD	9,245,000	7,945,712
Bancolombia SA	5.950	06-03-21		5,995,000	6,627,473
Bank of America Corp. (P)	0.911	12-01-26		4,405,000	3,821,712
Bank of Montreal	0.800	11-06-15		5,685,000	5,694,500
Canadian Imperial Bank of Commerce	0.900	10-01-15		4,363,000	4,369,763

SEE NOTES TO FINANCIAL STATEMENTS13

		Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Banks (continued)
Canadian Imperial Bank of Commerce		2.350	12-11-15		7,590,000	$7,662,902
Citigroup, Inc.		6.250	06-29-17	NZD	9,880,000	7,319,192
Citigroup, Inc. (5.900% to 2-15-23, then 3 month LIBOR + 4.230%) (Q)		5.900	02-15-23		4,350,000	4,344,563
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)		5.100	06-30-23		14,615,000	13,811,175
Inter-American Development Bank		6.500	08-20-19	AUD	12,860,000	11,384,229
International Bank for Reconstruction & Development		2.125	05-29-17	NOK	17,190,000	2,253,545
International Bank for Reconstruction & Development		2.375	03-02-17	NOK	34,490,000	4,527,405
International Bank for Reconstruction & Development		3.625	06-22-20	NOK	41,910,000	5,914,993
International Bank for Reconstruction & Development		4.500	08-16-16	NZD	9,400,000	6,753,942
International Bank for Reconstruction & Development		4.625	02-26-19	NZD	8,795,000	6,443,746
International Bank for Reconstruction & Development		4.625	10-06-21	NZD	19,415,000	14,323,122
International Finance Corp.		3.250	07-22-19	AUD	11,175,000	8,777,255
International Finance Corp.		3.875	02-26-18	NZD	10,482,000	7,505,813
International Finance Corp.		10.000	06-12-17	BRL	10,735,000	3,301,729
	KFW	6.000	01-19-16	AUD	11,500,000	8,998,971
	KFW	6.000	08-20-20	AUD	14,600,000	12,909,093
Landwirtschaftliche Rentenbank		6.500	04-12-17	AUD	9,160,000	7,546,774
National Australia Bank, Ltd. (S)		2.750	09-28-15		2,855,000	2,875,213
National Australia Bank, Ltd.		6.000	02-15-17	AUD	11,780,000	9,531,219
Oversea-Chinese Banking Corp., Ltd. (4.000% to 10-15-19, then 5 year U.S. Swap Rate + 2.203%) (S)		4.000	10-15-24		7,100,000	7,334,705
PNC Funding Corp.		5.625	02-01-17		3,360,000	3,593,238
Regions Financial Corp.		7.375	12-10-37		4,085,000	5,199,008
Royal Bank of Canada (P)		0.634	03-08-16		5,608,000	5,622,082
Royal Bank of Canada		2.625	12-15-15		8,700,000	8,804,122
Synovus Financial Corp.		5.125	06-15-17		10,025,000	10,285,450
Synovus Financial Corp.		7.875	02-15-19		3,111,000	3,515,430
The Bank of Nova Scotia		0.535	12-31-15		6,375,000	6,379,399
The Bank of Nova Scotia (P)		0.795	07-15-16		4,560,000	4,580,246
The Bank of Nova Scotia		2.900	03-29-16		7,165,000	7,306,817
The Toronto-Dominion Bank (P)		0.446	07-13-16		3,880,000	3,881,451
Westpac Banking Corp.		3.000	12-09-15		10,325,000	10,466,845
Westpac Banking Corp.		5.000	10-21-19	GBP	2,280,000	3,955,497
Westpac Banking Corp.		7.250	02-11-20	AUD	5,000,000	4,506,120
Zions Bancorporation (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (Q)		5.800	06-15-23		7,675,000	7,387,188
Capital markets 0.3%
Temasek Financial I, Ltd.		3.265	02-19-20	SGD	12,250,000	9,541,415
Consumer finance 0.2%
Discover Financial Services		5.200	04-27-22		3,100,000	3,391,127

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Financials (continued)
Consumer finance (continued)
HSBC Finance Corp.	5.000	06-30-15		2,815,000	$2,825,807
Diversified financial services 1.0%
General Electric Capital Corp.	4.250	01-17-18	NZD	5,330,000	3,819,140
General Electric Capital Corp.	4.875	04-05-16	SEK	69,000,000	8,414,553
General Electric Capital Corp.	6.250	09-29-20	GBP	1,570,000	2,893,058
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)	7.125	06-15-22		14,090,000	16,450,075
Insurance 0.9%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,365,000	10,025,606
MetLife, Inc.	6.400	12-15-36		7,690,000	8,789,670
Prudential Financial, Inc. (5.875% to 9-1-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42		9,825,000	10,581,525
Real estate investment trusts 0.9%
American Tower Corp.	4.700	03-15-22		3,640,000	3,847,920
Corrections Corp. of America	4.125	04-01-20		6,896,000	6,999,440
Crown Castle Towers LLC (S)	4.883	08-15-20		5,718,000	6,246,612
Hongkong Land Treasury SG	3.860	12-29-17	SGD	4,000,000	3,074,683
Host Hotels & Resorts LP	4.750	03-01-23		8,050,000	8,559,460
Real estate management and development 0.3%
CapitaMalls Asia Treasury, Ltd.	3.950	08-24-17	SGD	14,250,000	10,961,961
Health care 7.6%					243,916,655
Health care providers and services 3.7%
Community Health Systems, Inc.	6.875	02-01-22		10,000,000	10,687,500
Community Health Systems, Inc.	7.125	07-15-20		7,220,000	7,698,325
DaVita HealthCare Partners, Inc.	5.125	07-15-24		17,915,000	18,105,347
Express Scripts Holding Company	3.500	06-15-24		8,321,000	8,356,888
HCA, Inc.	5.000	03-15-24		12,118,000	12,633,015
HCA, Inc.	5.375	02-01-25		5,010,000	5,160,300
HCA, Inc.	7.500	02-15-22		10,400,000	12,168,000
HCA, Inc.	8.000	10-01-18		2,135,000	2,487,275
Quest Diagnostics, Inc.	4.250	04-01-24		1,785,000	1,868,891
Tenet Healthcare Corp.	4.375	10-01-21		15,988,000	15,668,240
Tenet Healthcare Corp.	6.000	10-01-20		10,080,000	10,785,600
UnitedHealth Group, Inc.	0.850	10-15-15		2,115,000	2,118,498
WellCare Health Plans, Inc.	5.750	11-15-20		9,049,000	9,518,417
Pharmaceuticals 3.9%
AbbVie, Inc. (P)	1.039	11-06-15		4,185,000	4,194,299
AbbVie, Inc.	1.200	11-06-15		4,316,000	4,324,356
AbbVie, Inc.	3.600	05-14-25		9,815,000	9,872,781
Actavis Funding SCS	3.450	03-15-22		13,880,000	13,980,824
Actavis Funding SCS	3.800	03-15-25		4,385,000	4,406,583

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Pharmaceuticals (continued)
Eli Lilly & Company	2.750	06-01-25		12,165,000	$11,937,137
Endo Finance LLC (S)	5.750	01-15-22		6,740,000	6,841,100
Endo Finance LLC (S)	7.250	01-15-22		6,529,000	6,937,063
Forest Laboratories, Inc. (S)	4.875	02-15-21		12,150,000	13,271,117
Forest Laboratories, Inc. (S)	5.000	12-15-21		11,360,000	12,461,568
Grifols Worldwide Operations, Ltd.	5.250	04-01-22		9,000,000	9,180,000
Mallinckrodt International Finance SA (S)	5.750	08-01-22		6,855,000	7,180,613
Merck & Company, Inc. (P)	0.466	05-18-16		3,215,000	3,219,768
Merck & Company, Inc.	2.250	01-15-16		10,665,000	10,783,243
Merck & Company, Inc.	2.750	02-10-25		8,300,000	8,069,907
Industrials 2.0%					65,890,385
Aerospace and defense 1.4%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21		20,185,000	20,992,400
Huntington Ingalls Industries, Inc.	7.125	03-15-21		7,404,000	7,922,280
Lockheed Martin Corp.	2.900	03-01-25		17,246,000	16,960,148
Airlines 0.2%
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	01-02-23		2,098,246	2,433,965
Delta Air Lines 2007-1 Class A Pass Through Trust	6.821	08-10-22		4,178,380	4,904,582
Construction and engineering 0.2%
AECOM (S)	5.750	10-15-22		7,598,000	7,863,930
Road and rail 0.2%
Norfolk Southern Corp.	5.750	01-15-16		4,680,000	4,813,080
Information technology 2.6%					84,291,212
Electronic equipment, instruments and components 0.6%
Zebra Technologies Corp. (S)	7.250	10-15-22		18,580,000	20,159,300
IT services 0.3%
IBM Corp. (P)	0.349	02-05-16		3,985,000	3,987,279
IBM Corp.	2.750	12-21-20	GBP	4,025,000	6,422,157
Semiconductors and semiconductor equipment 0.4%
Micron Technology, Inc.	5.875	02-15-22		10,330,000	10,846,500
Software 0.2%
Oracle Corp.	5.250	01-15-16		6,935,000	7,147,724
Technology hardware, storage and peripherals 1.1%
Apple, Inc.	0.450	05-03-16		17,700,000	17,708,762
Hewlett-Packard Company	2.125	09-13-15		8,140,000	8,167,326
Hewlett-Packard Company	2.650	06-01-16		9,710,000	9,852,164
Materials 2.6%					83,390,533
Construction materials 0.7%
Cemex Finance LLC (S)	9.375	10-12-22		8,115,000	9,159,806

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Materials (continued)
Construction materials (continued)
Cemex SAB de CV (S)	6.125	05-05-25		14,450,000	$14,580,050
Containers and packaging 1.6%
Ball Corp.	4.000	11-15-23		14,270,000	13,752,713
Crown Americas LLC	4.500	01-15-23		8,100,000	7,998,750
Crown Cork & Seal Company, Inc.	7.375	12-15-26		2,273,000	2,613,950
Sealed Air Corp. (S)	4.875	12-01-22		8,875,000	8,941,563
Sealed Air Corp. (S)	5.125	12-01-24		5,775,000	5,876,063
Sealed Air Corp. (S)	6.500	12-01-20		11,010,000	12,276,150
Metals and mining 0.3%
Rio Tinto Finance USA, Ltd.	7.125	07-15-28		3,985,000	5,170,908
Rio Tinto Finance USA, Ltd.	9.000	05-01-19		2,400,000	3,020,580
Telecommunication services 1.9%					62,218,080
Diversified telecommunication services 1.4%
AT&T, Inc.	0.800	12-01-15		2,372,000	2,373,535
Frontier Communications Corp.	7.125	03-15-19		2,770,000	2,943,125
Frontier Communications Corp.	7.125	01-15-23		10,310,000	9,871,825
Frontier Communications Corp.	9.250	07-01-21		1,665,000	1,823,175
T-Mobile USA, Inc.	6.125	01-15-22		8,220,000	8,620,725
T-Mobile USA, Inc.	6.250	04-01-21		4,814,000	5,100,433
T-Mobile USA, Inc.	6.625	04-01-23		3,000,000	3,157,500
T-Mobile USA, Inc.	6.836	04-28-23		3,090,000	3,290,850
Verizon Communications, Inc. (S)	4.272	01-15-36		7,617,000	7,067,174
Wireless telecommunication services 0.5%
America Movil SAB de CV	7.125	12-09-24	MXN	133,000,000	8,530,746
SBA Tower Trust (S)	5.101	04-17-17		4,770,000	4,950,936
Vodafone Group PLC (P)	0.662	02-19-16		4,490,000	4,488,056
Utilities 3.1%					100,594,400
Electric utilities 1.2%
E.ON International Finance BV	6.000	10-30-19	GBP	1,650,000	2,945,666
FirstEnergy Transmission LLC (S)	4.350	01-15-25		21,200,000	22,166,275
NRG Yield Operating LLC (S)	5.375	08-15-24		4,085,000	4,207,550
PPL Energy Supply LLC (S)	6.500	06-01-25		450,000	458,306
RJS Power Holdings LLC (S)	5.125	07-15-19		10,373,000	10,308,169
Gas utilities 0.0%
Southern Gas Networks PLC	4.875	12-21-20	GBP	600,000	1,038,486
Independent power and renewable electricity producers 1.0%
Calpine Corp.	5.750	01-15-25		11,575,000	11,661,813
Calpine Corp. (S)	5.875	01-15-24		1,082,000	1,157,740
Calpine Corp. (S)	6.000	01-15-22		4,281,000	4,580,670
Dynegy, Inc.	5.875	06-01-23		6,225,000	6,193,875
Dynegy, Inc. (S)	7.625	11-01-24		7,375,000	7,909,688

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^		Value
Utilities (continued)
Multi-utilities 0.6%
Columbia Pipeline Group, Inc. (S)	4.500	06-01-25		5,985,000	$6,061,488
NiSource Finance Corp.	5.650	02-01-45		10,030,000	11,821,729
Water utilities 0.3%
American Water Capital Corp.	3.400	03-01-25		9,904,000	10,082,945
Convertible bonds 0.5%					$16,546,232
(Cost $12,763,465)
Financials 0.1%					3,442,350
Thrifts and mortgage finance 0.1%
MGIC Investment Corp.	2.000	04-01-20		2,120,000	3,442,350
Health care 0.3%					11,111,588
Health care providers and services 0.3%
Anthem, Inc.	2.750	10-15-42		4,955,000	11,111,588
Industrials 0.1%					1,992,294
Machinery 0.1%
Trinity Industries, Inc.	3.875	06-01-36		1,445,000	1,992,294
Foreign government obligations 23.8%					$764,309,124
(Cost $831,229,429)
Australia 3.8%					120,769,411
New South Wales Treasury Corp.	6.000	05-01-20	AUD	35,125,000	31,352,140
Queensland Treasury Corp. (S)	4.000	06-21-19	AUD	31,500,000	25,598,984
Queensland Treasury Corp.	5.500	06-21-21	AUD	14,300,000	12,598,334
Queensland Treasury Corp.	6.000	10-21-15	AUD	30,466,000	23,635,276
Queensland Treasury Corp.	6.000	04-21-16	AUD	34,883,000	27,584,677
Bermuda 0.3%					9,832,188
Government of Bermuda (S)	4.854	02-06-24		9,125,000	9,832,188
Canada 5.3%					170,123,524
Export Development Canada	3.500	02-20-18	NZD	9,440,000	6,684,716
Export Development Canada	4.875	01-24-19	NZD	9,630,000	7,112,448
Government of Canada	1.250	02-01-16	CAD	55,990,000	45,206,207
Government of Canada	1.250	03-01-18	CAD	14,600,000	11,963,524
Government of Canada	1.500	02-01-17	CAD	27,275,000	22,273,121
Government of Canada	1.500	03-01-20	CAD	54,485,000	45,065,351
Province of Ontario	6.250	06-16-15	NZD	24,690,000	17,534,305
Province of Quebec	6.750	11-09-15	NZD	7,310,000	5,257,464
Royal Bank of Canada	0.597	06-21-16		9,000,000	9,026,388
Mexico 1.4%					46,094,548
Government of Mexico	4.600	01-23-46		15,115,000	14,869,381
Government of Mexico	4.750	06-14-18	MXN	73,860,000	4,809,776
Government of Mexico	5.000	06-15-17	MXN	219,174,600	14,507,548

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^		Value
Mexico (continued)
Government of Mexico	8.000	12-07-23	MXN	161,720,000	$11,907,843
New Zealand 3.4%					109,395,581
Dominion of New Zealand	5.000	03-15-19	NZD	41,710,000	31,577,901
Dominion of New Zealand	6.000	12-15-17	NZD	38,590,000	29,334,897
Dominion of New Zealand	6.000	05-15-21	NZD	49,715,000	40,498,766
New Zealand Local Government Funding Agency	6.000	12-15-17	NZD	10,610,000	7,984,017
Norway 1.5%					47,809,332
Government of Norway (S)	3.750	05-25-21	NOK	74,680,000	11,039,407
Government of Norway (S)	4.250	05-19-17	NOK	76,535,000	10,528,655
Government of Norway (S)	4.500	05-22-19	NOK	178,821,000	26,241,270
Peru 0.3%					8,395,100
Republic of Peru	7.350	07-21-25		6,265,000	8,395,100
Philippines 1.9%					61,703,301
Republic of Philippines	4.950	01-15-21	PHP	608,000,000	14,482,360
Republic of Philippines	5.875	12-16-20	PHP	609,320,800	15,125,560
Republic of Philippines	6.250	01-14-36	PHP	252,000,000	6,528,205
Republic of Philippines	6.500	04-28-21	PHP	678,000,000	17,438,689
Republic of Philippines	8.125	12-16-35	PHP	254,043,000	8,128,487
Singapore 1.7%					53,729,308
Republic of Singapore	2.375	04-01-17	SGD	22,500,000	17,092,523
Republic of Singapore	3.250	09-01-20	SGD	46,330,000	36,636,785
South Korea 1.4%					45,010,902
Korea Treasury Bond Coupon Strips	3.286	09-10-18	KRW	1,205,430,000	1,026,952
Korea Treasury Bond Coupon Strips	3.287	03-10-18	KRW	1,205,430,000	1,036,836
Korea Treasury Bond Coupon Strips	3.296	03-10-17	KRW	1,205,430,000	1,055,487
Korea Treasury Bond Coupon Strips	3.297	09-10-17	KRW	1,205,430,000	1,046,123
Korea Treasury Bond Coupon Strips	3.309	09-10-16	KRW	1,205,430,000	1,064,780
Korea Treasury Bond Coupon Strips	3.315	03-10-16	KRW	1,205,430,000	1,073,724
Korea Treasury Bond Coupon Strips	3.326	09-10-15	KRW	1,205,430,000	1,082,821
Korea Treasury Bond Principal Strips	3.286	09-10-18	KRW	41,928,000,000	35,720,083
Republic of Korea	3.500	03-10-17	KRW	1,500,000,000	1,394,734
Republic of Korea	5.750	09-10-18	KRW	502,000,000	509,362
Sweden 1.6%					51,274,080
Kingdom of Sweden	1.500	11-13-23	SEK	137,440,000	17,349,050
Kingdom of Sweden	3.500	06-01-22	SEK	109,440,000	15,557,127
Kingdom of Sweden	5.000	12-01-20	SEK	124,030,000	18,367,903
Thailand 1.2%					40,171,849
Kingdom of Thailand	3.250	06-16-17	THB	1,305,300,000	40,171,849

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
Term loans (M) 7.7%				$247,505,406
(Cost $247,022,048)
Consumer discretionary 1.8%				57,095,138
Hotels, restaurants and leisure 1.2%
BC Unlimited Liability Company	3.750	12-10-21	10,432,296	10,506,188
Four Seasons Holdings, Inc.	3.500	06-27-20	15,731,802	15,771,132
Hilton Worldwide Finance LLC	3.500	10-26-20	13,577,834	13,594,807
Multiline retail 0.3%
Hudson's Bay Company	4.750	11-04-20	7,888,625	7,916,795
Specialty retail 0.3%
The Men's Wearhouse, Inc.	4.500	06-18-21	9,271,448	9,306,216
Consumer staples 1.0%				32,027,179
Food and staples retailing 0.6%
Aramark Services, Inc.	3.250	02-24-21	17,731,347	17,731,347
Food products 0.4%
HJ Heinz Company	3.250	06-05-20	14,295,832	14,295,832
Financials 0.7%				21,352,243
Real estate investment trusts 0.7%
Crown Castle Operating Company	3.000	01-31-21	21,409,513	21,352,243
Health care 1.5%				49,736,310
Health care providers and services 0.2%
Catalent Pharma Solutions, Inc.	4.250	05-20-21	8,122,734	8,149,808
Pharmaceuticals 1.3%
Grifols Worldwide Operations USA, Inc.	3.185	02-27-21	13,387,132	13,417,561
Mallinckrodt International Finance SA	3.250	03-19-21	22,630,618	22,602,330
Valeant Pharmaceuticals International, Inc.	3.500	08-05-20	5,569,395	5,566,611
Industrials 1.3%				43,044,970
Aerospace and defense 0.7%
B/E Aerospace, Inc.	4.000	12-16-21	21,675,675	21,876,175
Airlines 0.4%
Delta Air Lines, Inc.	3.250	04-20-17	13,188,235	13,171,749
Construction and engineering 0.2%
AECOM	3.750	10-15-21	7,927,679	7,997,046
Information technology 0.2%				5,189,444
Software 0.2%
IMS Health, Inc.	3.500	03-17-21	5,202,450	5,189,444
Materials 0.2%				6,689,849
Containers and packaging 0.2%
Berry Plastics Group, Inc.	3.500	02-08-20	6,704,095	6,689,849

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services 0.1%				$3,952,357
Wireless telecommunication services 0.1%
SBA Senior Finance II LLC	3.250	03-24-21	3,970,000	3,952,357
Utilities 0.9%				28,417,916
Electric utilities 0.6%
ExGen Texas Power LLC	5.750	09-16-21	4,792,993	4,806,974
La Frontera Generation LLC	4.500	09-30-20	15,021,910	15,029,421
Independent power and renewable electricity producers 0.3%
Dynegy, Inc.	4.000	04-23-20	8,547,689	8,581,521
Capital preferred securities 1.7%				$55,612,222
(Cost $52,286,118)
Financials 1.7%				55,612,222
Banks 1.7%
BAC Capital Trust XIV, Series G (P)(Q)	4.000	06-12-15	15,810,000	12,687,525
USB Capital IX (P)(Q)	3.500	06-29-15	22,163,000	18,408,588
Wachovia Capital Trust III (P)(Q)	5.570	06-29-15	24,745,000	24,516,109
Collateralized mortgage obligations 6.8%				$219,438,319
(Cost $212,234,590)
Commercial and residential 5.9%				190,873,491
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1 (P)	2.682	04-25-35	3,591,564	3,571,818
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.220	12-25-46	39,860,978	4,159,413
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	2,040,000	2,033,460
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596	04-14-33	5,220,000	4,796,888
Banc of America Commercial Mortgage Trust Series 2006-4, Class AM	5.675	07-10-46	5,850,000	6,132,327
Banc of America Commercial Mortgage Trust, Inc. Series 2006-5, Class AM	5.448	09-10-47	3,610,000	3,771,909
Bear Stearns Adjustable Rate Mortgage Trust
Series 2004-10, Class 12A3 (P)	2.727	01-25-35	4,449,629	4,415,941
Series 2005-2, Class A1 (P)	2.680	03-25-35	2,614,471	2,636,977
Series 2005-5, Class A2 (P)	2.260	08-25-35	4,469,557	4,488,874
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	0.885	01-25-35	2,055,797	1,995,797
Series 2004-7, Class 1A1 (P)	2.769	08-25-34	4,005,343	4,072,545
Series 2004-8, Class 1A (P)	0.885	09-25-34	577,409	560,176
Series 2005-7, Class 11A1 (P)	0.725	08-25-35	3,176,793	3,021,867
BWAY Mortgage Trust Series 2013-1515, Class F (P) (S)	3.927	03-10-33	4,767,000	4,513,601
Chase Mortgage Finance Trust Series 2007-A1, Class 2A1 (P)	2.499	02-25-37	1,850,453	1,850,473

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Commercial Mortgage Pass Through Certificates Series 2013-WWP (S)	3.898	03-10-31	8,550,000	$8,736,587
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.336	04-15-27	6,205,000	6,181,539
DSLA Mortgage Loan Trust
Series 2004-AR1 Class X2 IO	1.889	09-19-44	23,042,285	1,431,131
Series 2005-AR2, Class X2 IO	2.601	03-19-45	42,502,929	3,900,876
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-19	5,825,000	5,762,579
Greenwich Capital Commercial Funding Corp. Series 2006-GG7, Class AM (P)	5.819	07-10-38	4,012,000	4,174,626
HarborView Mortgage Loan Trust
Series 2005-2, Class IX IO	2.159	05-19-35	16,109,566	1,090,460
Series 2005-9, Class 2A1C (P)	0.634	06-20-35	6,067,964	5,560,397
Series 2005-8, Class 1X IO	2.081	09-19-35	12,515,746	643,072
Series 2007-3, Class ES IO (S)	0.350	05-19-47	33,284,278	353,645
Series 2007-4, Class ES IO	0.350	07-19-47	34,823,670	348,237
Series 2007-6, Class ES IO (S)	0.342	08-19-37	26,984,664	286,712
Hilton USA Trust Series 2013-HLF, Class EFL (P) (S)	3.931	11-05-30	4,405,029	4,403,787
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.027	10-25-36	43,674,493	3,772,179
Series 2005-AR18, Class 2X IO	1.697	10-25-36	44,341,371	1,690,470
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class F (P) (S)	4.186	06-15-29	4,660,000	4,614,775
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1 (P)	2.533	07-25-35	4,115,430	4,119,467
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AM	5.413	09-15-39	5,550,000	5,822,649
Merrill Lynch Mortgage Investors Trust
Series 2004-1, Class 2A1 (P)	2.164	12-25-34	1,576,467	1,580,297
Series 2005-2, Class 1A (P)	1.582	10-25-35	6,747,820	6,529,670
Series 2005-A2, Class A2 (P)	2.463	02-25-35	2,847,737	2,862,959
Series 2006-3, Class 2A1 (P)	2.285	10-25-36	1,931,480	1,894,753
Series 2007-1, Class 2A1 (P)	2.488	01-25-37	11,404,974	11,190,766
Merrill Lynch Mortgage Trust Series 2005-LC1, Class AM (P)	5.309	01-12-44	7,010,000	7,141,423
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 (P)	5.414	07-12-46	2,712,251	2,817,609
Morgan Stanley Capital I Trust Series 2007-IQ13, Class A4	5.364	03-15-44	8,460,000	8,949,208
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A1 (P)	2.445	10-25-34	2,372,740	2,347,496
Series 2004-9, Class 1A (P)	5.572	11-25-34	2,323,668	2,404,696

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Opteum Mortgage Acceptance Corp. Trust Series 2005-4, Class 1APT (P)	0.495	11-25-35	3,030,688	$2,842,734
SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D (P) (S)	4.388	01-05-35	3,725,000	3,439,821
Structured Asset Securities Corp. Series 2003-7A, Class 3A6 (P)	2.475	12-25-33	2,542,155	2,499,686
WaMu Mortgage Pass Through Certificates
Series 2004-AR14, Class A1 (P)	2.393	01-25-35	4,822,738	4,860,134
Series 2005-AR19, Class A1A2 (P)	0.475	12-25-45	4,072,546	3,716,043
Series 2005-AR6, Class 2A1A (P)	0.415	04-25-45	4,013,458	3,782,905
Series 2005-AR8, Class 2AB2 (P)	0.605	07-25-45	4,350,733	4,019,516
Wells Fargo Mortgage Backed Securities Trust Series 2004-Z, Class 2A1 (P)	2.615	12-25-34	3,063,843	3,078,521
U.S. Government Agency 0.9%				28,564,828
Federal Home Loan Mortgage Corp. Series 2015-DNA1, Class M2	2.030	10-25-27	6,280,000	6,274,869
Federal National Mortgage Association
Series 2012-118, Class AI IO	3.500	11-25-37	11,279,311	1,579,739
Series 2013-46, Class MI IO	3.500	05-25-43	49,027,712	7,633,909
Series 2014-C02, Class 1M1 (P)	1.134	05-25-24	5,416,532	5,390,327
Series 402, Class 3 IO	4.000	11-25-39	2,795,137	511,255
Series 402, Class 4 IO	4.000	10-25-39	4,248,219	690,001
Series 402, Class 7 IO	4.500	11-25-39	5,514,299	972,547
Series 406, Class 3 IO	4.000	01-25-41	6,479,939	1,166,922
Series 407, Class 4 IO	4.500	03-25-41	10,067,257	1,882,461
Series 407, Class 7 IO	5.000	03-25-41	8,446,716	1,647,629
Series 407, Class 8 IO	5.000	03-25-41	4,243,097	815,169
Asset backed securities 2.3%				$74,805,429
(Cost $74,085,017)
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	17,573,000	18,100,577
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	13,196,850	13,550,301
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	22,523,550	22,740,564
Home Equity Asset Trust Series 2003-1, Class M1 (P)	1.684	06-25-33	1,862,200	1,790,327
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	5,668,954	6,008,660
Wendys Funding LLC Series 2015-1A, Class A2II (S)	4.080	06-15-45	12,615,000	12,615,000

SEE NOTES TO FINANCIAL STATEMENTS23

	Shares	Value
Common stocks 0.0%		$22,920
(Cost $3,539,176)
Consumer discretionary 0.0%		22,920
Media 0.0%
Cumulus Media, Inc., Class A (I)	9,712	22,920
Vertis Holdings, Inc. (I)	300,118	0
Preferred securities 7.1%		$227,762,060
(Cost $220,641,305)
Consumer staples 0.7%		21,020,195
Food products 0.7%
Post Holdings, Inc., 5.250%	123,445	10,996,481
Tyson Foods, Inc., 4.750%	192,875	10,023,714
Financials 4.2%		136,290,827
Banks 2.8%
First Niagara Financial Group, Inc. (8.6250% to 12-15-17, then 3 month LIBOR + 7.3270%)	429,350	11,570,983
First Tennessee Bank NA, 3.750% (S)	18,420	12,858,311
M&T Bank Corp., Series A, 6.375%	7,985	8,168,655
M&T Bank Corp., Series C, 6.375%	495	495,000
Regions Financial Corp., 6.375%	322,420	8,108,863
Synovus Financial Corp., Series C (7.875% to 8-1-18, then 3 month LIBOR +6.390%)	333,527	9,288,727
U.S. Bancorp, 3.500%	8,280	6,820,981
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	385,125	11,345,783
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	290,130	7,502,762
Wells Fargo & Company (6.625% to 3-15-24, then 3 month LIBOR + 3.690%)	398,607	11,124,723
Zions Bancorporation (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	154,580	4,326,694
Diversified financial services 0.2%
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%)	280,395	7,307,094
Insurance 0.5%
The Hartford Financial Services Group, Inc. (7.875% to 4-15-22, then 3 month LIBOR + 5.596%)	487,325	15,272,766
Real estate investment trusts 0.7%
Crown Castle International Corp., 4.500%	102,360	10,527,726
Weyerhaeuser Company, 6.375%	213,265	11,571,759
Industrials 0.5%		14,345,490
Aerospace and defense 0.4%
United Technologies Corp., 7.500%	181,950	11,084,394

24SEE NOTES TO FINANCIAL STATEMENTS

			Shares	Value
Industrials (continued)
Machinery 0.1%
	Stanley Black & Decker, Inc., 6.250%		27,875	$3,261,096
Utilities 1.7%				56,105,548
Electric utilities 0.8%
	Exelon Corp., 6.500%		217,904	10,526,942
	NextEra Energy, Inc., 5.799%		120,745	6,760,513
	NextEra Energy, Inc., 5.889%		118,750	7,627,313
Multi-utilities 0.9%
	Dominion Resources, Inc., 6.000%		291,580	16,564,660
	Dominion Resources, Inc., 6.375%		290,316	14,626,120
	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$23,144
(Cost $142)
Consumer discretionary 0.0%				23,144
Lear Corp., Series B (I)	8.750	12-01-16	2,645,000	23,144
			Par value	Value
Short-term investments 2.8%				$90,512,267
(Cost $90,512,267)
Repurchase agreement 2.8%				90,512,267
Barclays Tri-Party Repurchase Agreement dated 5-29-15 at 0.060% to be repurchased at $63,552,318 on 6-1-15, collateralized by $43,847,700 U.S. Treasury Inflation Indexed Notes, 0.375% due 7-15-23 (valued at $44,947,025, including interest), and by $9,614,500 U.S. Treasury Inflation Indexed Bonds, 3.875% due 4-15-29 (valued at $19,876,361, including interest)			63,552,000	63,552,000
Repurchase Agreement with State Street Corp. dated 5-29-15 at 0.000% to be repurchased at $26,960,267 on 6-1-15, collateralized by $1,178,300 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $1,200,297, including interest), and by $26,370,000 Federal Home Loan Bank, 1.500% due 2-10-20 (valued at $26,304,075, including interest)			26,960,267	26,960,267
Total investments (Cost $3,182,738,782)† 97.7%				$3,145,258,131
Other assets and liabilities, net 2.3%				$75,177,480
Total net assets 100.0%				$3,220,435,611

SEE NOTES TO FINANCIAL STATEMENTS25

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
GBP	Pound Sterling
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
Key to Security Abbreviation and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
(C)	Security purchased on a when-issued or delayed delivery basis.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $528,306,086 or 16.4% of the fund's net assets as of 5-31-15.
†	At 5-31-15, the aggregate cost of investment securities for federal income tax purposes was $3,199,848,944. Net unrealized depreciation aggregated $54,590,813, of which $89,985,429 related to appreciated investment securities and $144,576,242 related to depreciated investment securities.

26SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-15

Assets
Investments, at value (Cost $3,182,738,782)	$3,145,258,131
Cash	24,973,148
Foreign currency, at value (Cost $2,341,765)	2,266,008
Cash held at broker for futures contracts	877,200
Receivable for investments sold	7,697,003
Receivable for fund shares sold	6,215,265
Receivable for forward foreign currency exchange contracts	30,329,722
Dividends and interest receivable	32,080,228
Receivable due from advisor	247
Other receivables and prepaid expenses	100,411
Total assets	3,249,797,363
Liabilities
Payable for investments purchased	13,075,256
Payable for delayed delivery securities purchased	7,136,415
Payable for forward foreign currency exchange contracts	1,080,115
Payable for fund shares repurchased	5,975,808
Written options, at value (premium received $269,784)	17,770
Payable for futures variation margin	139,750
Distributions payable	788,646
Payable to affiliates
Accounting and legal services fees	97,663
Transfer agent fees	584,041
Distribution and service fees	24,313
Trustees' fees	3,748
Other liabilities and accrued expenses	438,227
Total liabilities	29,361,752
Net assets	$3,220,435,611
Net assets consist of
Paid-in capital	$3,228,462,960
Undistributed net investment income	60,130,953
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(59,481,960)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written and translation of assets and liabilities in foreign currencies	(8,676,342)
Net assets	$3,220,435,611

SEE NOTES TO FINANCIAL STATEMENTS27

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,006,843,750 ÷ 153,404,974 shares)[1]	$6.56
Class B ($120,487,877 ÷ 18,356,699 shares)[1]	$6.56
Class C ($479,430,778 ÷ 73,046,637 shares)[1]	$6.56
Class I ($1,357,499,862 ÷ 207,238,516 shares)	$6.55
Class R1 ($15,251,333 ÷ 2,316,068 shares)	$6.59
Class R2 ($7,180,845 ÷ 1,095,497 shares)	$6.55
Class R3 ($2,104,717 ÷ 320,757 shares)	$6.56
Class R4 ($45,282,593 ÷ 6,895,978 shares)	$6.57
Class R5 ($11,478,437 ÷ 1,751,255 shares)	$6.55
Class R6 ($174,875,419 ÷ 26,666,076 shares)	$6.56
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.83

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS   For the year ended 5-31-15

Investment income
Interest	$129,525,956
Dividends	12,256,924
Less foreign taxes withheld	(495,544)
Total investment income	141,287,336
Expenses
Investment management fees	10,334,916
Distribution and service fees	10,061,152
Accounting and legal services fees	526,122
Transfer agent fees	3,622,912
Trustees' fees	50,733
State registration fees	344,947
Printing and postage	344,955
Professional fees	174,498
Custodian fees	543,382
Registration and filing fees	41,046
Other	51,550
Total expenses	26,096,213
Less expense reductions	(283,845)
Net expenses	25,812,368
Net investment income	115,474,968
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	40,868,630
Futures contracts	(12,517,071)
28,351,559
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(100,827,326)
Futures contracts	1,199,326
Written options	252,014
(99,375,986)
Net realized and unrealized loss	(71,024,427)
Increase in net assets from operations	$44,450,541

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-15	Year ended 5-31-14
Increase (decrease) in net assets
From operations
Net investment income	$115,474,968	$142,083,786
Net realized gain	28,351,559	35,480,419
Change in net unrealized appreciation (depreciation)	(99,375,986)	(89,814,278)
Increase in net assets resulting from operations	44,450,541	87,749,927
Distributions to shareholders
From net investment income
Class A	(38,761,442)	(60,833,597)
Class B	(3,822,389)	(5,843,761)
Class C	(14,841,607)	(22,955,291)
Class I	(49,739,828)	(48,286,516)
Class R1	(528,773)	(669,748)
Class R2	(104,529)	(74,211)
Class R3	(106,040)	(135,771)
Class R4	(1,142,995)	(271,447)
Class R5	(459,426)	(459,150)
Class R6	(2,473,766)	(95,428)
Total distributions	(111,980,795)	(139,624,920)
From fund share transactions	116,887,751	(536,207,641)
Total increase (decrease)	49,357,497	(588,082,634)
Net assets
Beginning of year	3,171,078,114	3,759,160,748
End of year	$3,220,435,611	$3,171,078,114
Undistributed net investment income (accumulated distributions in excess of net investment income)	$60,130,953	($1,842,347)

30SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights

Class A Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.71	$6.78	$6.47	$6.85	$6.32
Net investment income[1]	0.24	0.29	0.34	0.38	0.43
Net realized and unrealized gain (loss) on investments	(0.15)	(0.07)	0.32	(0.35)	0.55
Total from investment operations	0.09	0.22	0.66	0.03	0.98
Less distributions
From net investment income	(0.24)	(0.29)	(0.34)	(0.39)	(0.43)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.24)	(0.29)	(0.35)	(0.41)	(0.45)
Net asset value, end of period	$6.56	$6.71	$6.78	$6.47	$6.85
Total return (%)[2,3]	1.30	3.36	10.41	0.51	15.85
Ratios and supplemental data
Net assets, end of period (in millions)	$1,007	$1,258	$1,676	$1,751	$1,775
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.86	0.90	0.93	0.91
Expenses including reductions	0.81	0.86	0.90	0.93	0.91
Net investment income	3.67	4.43	5.05	5.82	6.42
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS31

Class B Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.71	$6.78	$6.47	$6.85	$6.33
Net investment income[1]	0.20	0.25	0.29	0.33	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	(0.08)	0.32	(0.35)	0.54
Total from investment operations	0.04	0.17	0.61	(0.02)	0.92
Less distributions
From net investment income	(0.19)	(0.24)	(0.29)	(0.34)	(0.38)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.19)	(0.24)	(0.30)	(0.36)	(0.40)
Net asset value, end of period	$6.56	$6.71	$6.78	$6.47	$6.85
Total return (%)[2,3]	0.59	2.64	9.64	(0.19)	14.86
Ratios and supplemental data
Net assets, end of period (in millions)	$120	$147	$186	$179	$164
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.56	1.60	1.63	1.61
Expenses including reductions	1.51	1.56	1.60	1.63	1.61
Net investment income	2.98	3.73	4.34	5.10	5.75
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

32SEE NOTES TO FINANCIAL STATEMENTS

Class C Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.71	$6.78	$6.47	$6.85	$6.32
Net investment income[1]	0.20	0.25	0.29	0.33	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	(0.08)	0.32	(0.35)	0.55
Total from investment operations	0.04	0.17	0.61	(0.02)	0.93
Less distributions
From net investment income	(0.19)	(0.24)	(0.29)	(0.34)	(0.38)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.19)	(0.24)	(0.30)	(0.36)	(0.40)
Net asset value, end of period	$6.56	$6.71	$6.78	$6.47	$6.85
Total return (%)[2,3]	0.59	2.64	9.64	(0.19)	15.04
Ratios and supplemental data
Net assets, end of period (in millions)	$479	$565	$751	$757	$668
Ratios (as a percentage of average net assets):
Expenses before reductions	1.52	1.56	1.60	1.63	1.61
Expenses including reductions	1.51	1.56	1.60	1.63	1.61
Net investment income	2.97	3.73	4.35	5.10	5.71
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS33

Class I Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.69	$6.77	$6.46	$6.84	$6.31
Net investment income[1]	0.26	0.31	0.36	0.40	0.45
Net realized and unrealized gain (loss) on investments	(0.14)	(0.08)	0.33	(0.35)	0.55
Total from investment operations	0.12	0.23	0.69	0.05	1.00
Less distributions
From net investment income	(0.26)	(0.31)	(0.37)	(0.41)	(0.45)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.26)	(0.31)	(0.38)	(0.43)	(0.47)
Net asset value, end of period	$6.55	$6.69	$6.77	$6.46	$6.84
Total return (%)[2]	1.76	3.54	10.83	0.90	16.36
Ratios and supplemental data
Net assets, end of period (in millions)	$1,357	$1,148	$1,111	$577	$510
Ratios (as a percentage of average net assets):
Expenses before reductions	0.50	0.53	0.52	0.53	0.48
Expenses including reductions	0.50	0.53	0.52	0.53	0.48
Net investment income	3.97	4.75	5.36	6.19	6.77
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

34SEE NOTES TO FINANCIAL STATEMENTS

Class R1 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.73	$6.80	$6.49	$6.86	$6.33
Net investment income[1]	0.22	0.27	0.32	0.36	0.41
Net realized and unrealized gain (loss) on investments	(0.15)	(0.07)	0.32	(0.35)	0.56
Total from investment operations	0.07	0.20	0.64	0.01	0.97
Less distributions
From net investment income	(0.21)	(0.27)	(0.32)	(0.36)	(0.42)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.21)	(0.27)	(0.33)	(0.38)	(0.44)
Net asset value, end of period	$6.59	$6.73	$6.80	$6.49	$6.86
Total return (%)[2]	1.11	3.02	10.03	0.29	15.68
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$17	$18	$12	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.19	1.19	1.21	1.13
Expenses including reductions	1.15	1.19	1.19	1.21	1.13
Net investment income	3.32	4.09	4.72	5.52	6.24
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS35

Class R2 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$6.70	$6.77	$6.46	$6.61
Net investment income[2]	0.23	0.29	0.34	0.08
Net realized and unrealized gain (loss) on investments	(0.15)	(0.07)	0.33	(0.14)
Total from investment operations	0.08	0.22	0.67	(0.06)
Less distributions
From net investment income	(0.23)	(0.29)	(0.35)	(0.09)
From net realized gain	—	—	(0.01)	—
Total distributions	(0.23)	(0.29)	(0.36)	(0.09)
Net asset value, end of period	$6.55	$6.70	$6.77	$6.46
Total return (%)[3]	1.35	3.34	10.61	(0.85	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$3	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	0.91	0.73	0.72	[6]
Expenses including reductions	0.90	0.91	0.73	0.72	[6]
Net investment income	3.52	4.38	5.11	4.89	[6]
Portfolio turnover (%)	51	50	53	42	[7]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

36SEE NOTES TO FINANCIAL STATEMENTS

Class R3 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.70	$6.78	$6.47	$6.84	$6.31
Net investment income[1]	0.23	0.28	0.32	0.37	0.41
Net realized and unrealized gain (loss) on investments	(0.15)	(0.09)	0.33	(0.35)	0.56
Total from investment operations	0.08	0.19	0.65	0.02	0.97
Less distributions
From net investment income	(0.22)	(0.27)	(0.33)	(0.37)	(0.42)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.22)	(0.27)	(0.34)	(0.39)	(0.44)
Net asset value, end of period	$6.56	$6.70	$6.78	$6.47	$6.84
Total return (%)[2]	1.20	2.97	10.18	0.42	15.73
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$4	$3	$4	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.09	1.10	1.11	1.08
Expenses including reductions	1.05	1.09	1.10	1.11	1.08
Net investment income	3.48	4.18	4.83	5.61	6.10
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS37

Class R4 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.71	$6.78	$6.47	$6.84	$6.31
Net investment income[1]	0.25	0.30	0.35	0.38	0.43
Net realized and unrealized gain (loss) on investments	(0.14)	(0.07)	0.32	(0.34)	0.56
Total from investment operations	0.11	0.23	0.67	0.04	0.99
Less distributions
From net investment income	(0.25)	(0.30)	(0.35)	(0.39)	(0.44)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.25)	(0.30)	(0.36)	(0.41)	(0.46)
Net asset value, end of period	$6.57	$6.71	$6.78	$6.47	$6.84
Total return (%)[2]	1.62	3.52	10.51	0.69	16.06
Ratios and supplemental data
Net assets, end of period (in millions)	$45	$11	$4	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.79	0.81	0.81	0.80
Expenses including reductions	0.65	0.69	0.71	0.81	0.80
Net investment income	3.74	4.58	5.22	5.85	6.56
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

38SEE NOTES TO FINANCIAL STATEMENTS

Class R5 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	5-31-11
Per share operating performance
Net asset value, beginning of period	$6.70	$6.77	$6.47	$6.84	$6.31
Net investment income[1]	0.27	0.32	0.37	0.41	0.45
Net realized and unrealized gain (loss) on investments	(0.16)	(0.08)	0.31	(0.35)	0.55
Total from investment operations	0.11	0.24	0.68	0.06	1.00
Less distributions
From net investment income	(0.26)	(0.31)	(0.37)	(0.41)	(0.45)
From net realized gain	—	—	(0.01)	(0.02)	(0.02)
Total distributions	(0.26)	(0.31)	(0.38)	(0.43)	(0.47)
Net asset value, end of period	$6.55	$6.70	$6.77	$6.47	$6.84
Total return (%)[2]	1.66	3.74	10.68	1.04	16.34
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$12	$9	$11	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.46	0.48	0.50	0.50	0.53
Expenses including reductions	0.45	0.48	0.50	0.50	0.53
Net investment income	4.03	4.79	5.44	6.22	6.80
Portfolio turnover (%)	51	50	53	42	33

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS39

Class R6 Shares Period ended	5-31-15	5-31-14	5-31-13	5-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$6.70	$6.77	$6.46	$6.57
Net investment income[2]	0.26	0.32	0.36	0.30
Net realized and unrealized gain (loss) on investments	(0.14)	(0.07)	0.33	(0.08)
Total from investment operations	0.12	0.25	0.69	0.22
Less distributions
From net investment income	(0.26)	(0.32)	(0.37)	(0.31)
From net realized gain	—	—	(0.01)	(0.02)
Total distributions	(0.26)	(0.32)	(0.38)	(0.33)
Net asset value, end of period	$6.56	$6.70	$6.77	$6.46
Total return (%)[3]	1.87	3.81	10.92	3.41	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$175	$9	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.41	0.44	0.45	0.46	[6]
Expenses including reductions	0.39	0.42	0.45	0.46	[6]
Net investment income	3.88	4.83	5.39	6.10	[6]
Portfolio turnover (%)	51	50	53	42	[7]

1	The inception date for Class R6 shares is 9-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-11 to 5-31-12.

40SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4, and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2015, by major security category or type:

	Total market value at 5-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$1,448,721,008	—	$1,448,721,008	—
Convertible bonds	16,546,232	—	16,546,232	—
Foreign government obligations	764,309,124	—	764,309,124	—
Term loans	247,505,406	—	247,505,406	—
Capital preferred securities	55,612,222	—	55,612,222	—
Collateralized mortgage obligations	219,438,319	—	218,449,725	$988,594
Asset backed securities	74,805,429	—	74,805,429	—
Common stocks	22,920	$22,920	—	—
Preferred securities	227,762,060	203,907,268	23,854,792	—
Escrow certificates	23,144	—	—	23,144
Short-term investments	90,512,267	—	90,512,267	—
Total investments in securities	$3,145,258,131	$203,930,188	$2,940,316,205	$1,011,738
Other financial instruments:
Futures	($182,968)	($182,968)
Forward foreign currency contracts	$29,249,607		$29,249,607
Written options	($17,770)		($17,770)

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason, would adversely affect the fund's income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. The fund may have limited rights to enforce the terms of an underlying loan.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

In addition, the fund and other affiliated funds have entered into an agreement with Citibank N.A. that enables them to participate in a $300 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended May 31, 2015 were $1,546. For the year ended May 31, 2015, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2015, the fund has a short-term capital loss carryfoward of $30,280,593 and a long-term capital loss carryforward of $15,060,628 available to offset future net realized capital gains. These carryforwards as of May 31, 2015, do not expire.

As of May 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2015 and 2014 was as follows:

	May 31, 2015	May 31, 2014
Ordinary Income	$111,980,795	$131,858,587
Long-Term Capital Gain	—	7,766,333
Total	$111,980,795	$139,624,920

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2015, the components of distributable earnings on a tax basis consisted of $11,162,670 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the

ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2015, the fund used futures contracts to manage duration of the fund. During the year ended May 31, 2015, the fund held futures contracts with notional values up to approximately $447.2 million, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
U.S. Treasury Long Bond Futures	172	Short	Sep 2015	($26,584,532)	($26,767,500)	($182,968)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2015, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. During the year ended May 31, 2015, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $900.2 million to $1.4 billion, as measured at each quarter end. The following table summarizes the contracts held at May 31, 2015:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	2,667,812	USD	2,097,580	State Street Bank and Trust Company	7/30/2015	—	($64,239)	($64,239)
CAD	36,288,996	NZD	40,895,000	Australia and New Zealand Banking Group	7/30/2015	$293,826	—	293,826
CAD	6,272,115	NZD	6,920,000	JPMorgan Chase Bank N.A.	7/30/2015	155,377	—	155,377
CAD	89,187,873	NZD	100,305,000	Royal Bank of Canada	7/30/2015	865,471	—	865,471
CAD	9,711,997	NZD	10,975,000	U.S. Bank	7/30/2015	57,253	—	57,253
CAD	1,684,165	USD	1,352,580	State Street Bank and Trust Company	7/30/2015	457	—	457
EUR	15,000,000	GBP	11,082,150	JPMorgan Chase Bank N.A.	7/30/2015	—	(443,249)	(443,249)
EUR	7,005,000	USD	7,848,052	State Street Bank and Trust Company	7/30/2015	—	(148,322)	(148,322)
GBP	10,360,666	EUR	13,840,000	HSBC Bank USA	7/30/2015	616,036	—	616,036
GBP	20,875,000	SGD	42,343,059	HSBC Bank USA	7/30/2015	523,675	—	523,675
GBP	14,200,000	USD	21,656,789	Deutsche Bank AG London	7/30/2015	37,438	—	37,438
USD	204,123,172	AUD	257,894,089	Australia and New Zealand Banking Group	7/30/2015	7,562,562	—	7,562,562
USD	3,910,000	CAD	4,740,316	Royal Bank of Canada	7/30/2015	101,689	—	101,689
USD	405,496,638	CAD	489,472,964	Toronto Dominion Bank	7/30/2015	12,260,095	—	12,260,095
USD	88,374,624	EUR	79,040,000	Citibank N.A.	7/30/2015	1,495,731	—	1,495,731
USD	70,869,674	GBP	46,665,618	HSBC Bank USA	7/30/2015	—	(424,305)	(424,305)
USD	61,862,394	NOK	468,886,018	J. Aron & Company	7/30/2015	1,620,025	—	1,620,025
USD	48,683,018	NZD	64,824,258	Toronto Dominion Bank	7/30/2015	2,935,422	—	2,935,422
USD	61,863,655	SEK	515,231,452	Citibank N.A.	7/30/2015	1,366,409	—	1,366,409
USD	38,253,341	SGD	51,045,258	Bank of Montreal	7/30/2015	438,256	—	438,256
						$30,329,722	($1,080,115)	$29,249,607

Currency abbreviation
AUD	Australian Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	U.S. Dollar
NOK	Norwegian Krone

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all over-the-counter derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2015, the fund wrote option contracts to manage against anticipated changes in currency exchange rates. The following tables summarize the fund's written options activities during the year ended May 31, 2015, and the contracts held at May 31, 2015:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	—
Options written	43,410,000	$269,784
Option closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	43,410,000	$269,784

Foreign Currency Options (OTC)

Description	Counterparty	Exercise Price	Expiration Date		Notional Amount	Premium	Value
Calls
New Zealand Dollar versus Canadian Dollar	CIBC Bank and Trust	0.930	Jul 2015	NZD	43,410,000	$269,784	($17,770)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Interest rate contracts	Receivable/payable for futures	Futures†	—	($182,968)
Foreign exchange contracts	Receivable/payable for forward foreign currency exchange contracts	Forward foreign currency contracts	$30,329,722	(1,080,115)
Foreign exchange contracts	Written options, at value	Written options	—	(17,770)
			$30,329,722	($1,280,853)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments in unaffiliated issuers and foreign currency transactions*	Total
Interest rate contracts	($12,517,071)	-	($12,517,071)
Foreign exchange contracts	-	$79,627,077	79,627,077
Total	($12,517,071)	$79,627,077	$67,110,006

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2015:

Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies*	Written options	Total
Interest rate contracts	$1,199,326	—	—	$1,199,326
Foreign exchange contracts	—	$38,784,044	$252,014	39,036,058
Total	$1,199,326	$38,784,044	$252,014	$40,235,384

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $100 million of the fund's average daily net assets; (b) 0.45% of the next $150 million of the fund's average daily net assets; (c) 0.40% of the next $250 million of the fund's average daily net assets; (d) 0.35% of the next $150 million of the fund's average daily net assets; and (e) 0.30% of the fund's average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund, including transfer agency fees and service fees, as applicable, to the extent they exceed 0.00% of average annual net assets. The fee waiver and/or reimbursement will continue in effect until September 30, 2015, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at the time.

For the year ended May 31, 2015, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$82,888	Class R3	$242
Class B	10,170	Class R4	2,464
Class C	39,529	Class R5	897
Class I	98,571	Class R6	15,981
Class R1	1,258	Total	$252,236
Class R2	236

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2015 were equivalent to a net annual effective rate of 0.32% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2015 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4, and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2015, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. The contractual waiver amounted to $31,609 for Class R4 shares for the year ended May 31, 2015.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,144,022 for the year ended May 31, 2015. Of this amount, $160,058 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $913,060 was paid as sales commissions to broker-dealers and $70,904 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B, and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2015, CDSCs received by the Distributor amounted to $1,218, $235,779, and $14,500 for Class A, Class B, and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement

Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2015 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,267,095	$1,356,786
Class B	1,334,266	166,175
Class C	5,184,403	645,610
Class I	—	1,432,885
Class R1	123,467	2,754
Class R2	15,233	506
Class R3	20,556	526
Class R4	110,325	4,976
Class R5	5,807	1,960
Class R6	—	10,734
Total	$10,061,152	$3,622,912

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2015 and 2014 were as follows:

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class A shares
Sold	17,492,868	$115,694,985	18,921,625	$125,031,297
Distributions reinvested	5,286,089	35,006,428	8,353,488	55,138,806
Repurchased	(56,903,315)	(377,809,593)	(86,913,817)	(573,448,678)
Net decrease	(34,124,358)	($227,108,180)	(59,638,704)	($393,278,575)
Class B shares
Sold	142,292	$942,983	375,265	$2,479,754
Distributions reinvested	501,740	3,322,695	766,016	5,057,709
Repurchased	(4,145,066)	(27,422,335)	(6,707,571)	(44,276,429)
Net decrease	(3,501,034)	($23,156,657)	(5,566,290)	($36,738,966)
Class C shares
Sold	4,734,282	$31,308,616	5,250,712	$34,696,564
Distributions reinvested	1,859,298	12,312,179	2,833,029	18,701,086
Repurchased	(17,765,175)	(117,638,490)	(34,672,150)	(228,771,080)
Net decrease	(11,171,595)	($74,017,695)	(26,588,409)	($175,373,430)
Class I shares
Sold	73,708,973	$488,206,076	66,762,037	$441,373,412
Distributions reinvested	6,997,260	46,213,789	6,651,998	43,842,727
Repurchased	(44,953,719)	(296,597,966)	(66,060,568)	(434,840,325)
Net increase	35,752,514	$237,821,899	7,353,467	$50,375,814

		Year ended 5-31-15		Year ended 5-31-14
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	802,931	$5,329,013	861,485	$5,702,616
Distributions reinvested	64,627	429,317	82,810	548,625
Repurchased	(1,018,860)	(6,752,598)	(1,083,354)	(7,170,080)
Net decrease	(151,302)	($994,268)	(139,059)	($918,839)
Class R2 shares
Sold	865,133	$5,704,618	393,003	$2,587,432
Distributions reinvested	8,445	55,707	2,376	15,750
Repurchased	(168,199)	(1,122,090)	(37,391)	(247,478)
Net increase	705,379	$4,638,235	357,988	$2,355,704
Class R3 shares
Sold	208,308	$1,383,439	187,948	$1,244,909
Distributions reinvested	15,741	104,214	20,355	134,370
Repurchased	(429,352)	(2,840,827)	(183,113)	(1,206,152)
Net increase (decrease)	(205,303)	($1,353,174)	25,190	$173,127
Class R4 shares
Sold	6,540,643	$43,263,180	1,183,708	$7,859,089
Distributions reinvested	171,401	1,132,288	40,885	271,155
Repurchased	(1,405,403)	(9,330,483)	(257,678)	(1,707,766)
Net increase	5,306,641	$35,064,985	966,915	$6,422,478
Class R5 shares
Sold	543,705	$3,589,202	737,706	$4,889,222
Distributions reinvested	68,389	452,074	67,814	447,559
Repurchased	(640,780)	(4,231,093)	(419,616)	(2,766,919)
Net increase (decrease)	(28,686)	($189,817)	385,904	$2,569,862
Class R6 shares
Sold	26,938,991	$176,649,072	1,285,077	$8,556,880
Distributions reinvested	356,313	2,351,233	13,058	86,586
Repurchased	(1,946,918)	(12,817,882)	(66,256)	(438,282)
Net increase	25,348,386	$166,182,423	1,231,879	$8,205,184
Total net increase (decrease)	17,930,642	$116,887,751	(81,611,119)	($536,207,641)

Affiliates of the fund owned 1% of shares of beneficial interest of Class R2 on May 31, 2015.

Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,804,078,487 and $1,548,585,382, respectively, for the year ended May 31, 2015.

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Fund (the "Fund") at May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2015

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates, Born: 1946	2012	222
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).
Charles L. Bardelis,[2] Born: 1941	2012	222
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).
Peter S. Burgess,[2] Born: 1942	2012	222
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
William H. Cunningham, Born: 1944	2005	222
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank-Austin) (until 2009); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Grace K. Fey, Born: 1946	2012	222
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	222
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).
Deborah C. Jackson, Born: 1952	2008	222
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Hassell H. McClellan, Born: 1945	2012	222
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).
Steven R. Pruchansky, Born: 1944	2005	222
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2015).

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	222
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Chairman (since 2014) and Director and Member (since 2012) of Finance Committee, The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	222
Non-Independent Trustee*
Chairman, HealthFleet, Inc. (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, president and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010); Trustee, John Hancock Collateral Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.
Craig Bromley, Born: 1966	2012	222
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).
Warren A. Thomson, Born: 1955	2012	222
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2015).

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2009
Executive Vice President
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President (effective 3-13-14) and Executive Vice President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015).
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3] and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary (since 2015), John Hancock Collateral Trust; Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust (since 2015).
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust (since 2015).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions); Treasurer, John Hancock Collateral Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF235806	91A 5/15 7/15

ITEM 2.  CODE OF ETHICS.

As of the end of the year, May 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2015 and 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Income Fund	$ 65,490	$ 55,154

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,940and $98,642 for the fiscal years ended May 31, 2015 and 2014, respectively.

Fund	May 31, 2015	May 31, 2014
John Hancock Income Fund	$ 520	$ 558

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2015 and 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2015	May 31, 2014
John Hancock Income Fund	$ 3,450	$ 3,222

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Fund	May 31, 2015	May 31, 2014
John Hancock Income Fund	$ 216	$ 382

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee.  At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)  According to the registrant’s principal accountant for the fiscal year ended May 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2015 and 2014 amounted to the following:

Trust	May 31, 2015	May 31, 2014
John Hancock Strategic Series	$ 6,615,416	$ 6,109,160

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.  A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:    July 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:   July 17, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:    July 17, 2015